UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) December 8, 2022
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NERDY INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39595 (Commission File Number)	98-1499860 (I.R.S. Employer Identification No.)
	101 S. Hanley Rd., Suite 300 St. Louis, MO	63105
	(address of principal executive offices)	(zip code)
(314) 412-1227
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NRDY	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	NRDY-WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.
On December 8, 2022, Nerdy Inc. (the “Company”) announced the completion of workforce reductions of approximately 17 % of the Company’s total workforce. The reductions primarily affected variable hourly roles and included a limited number of corporate fixed personnel roles.
The new products and go-to-market strategies in both the Company’s Consumer and Institutional business categories, which focus on recurring revenue relationships with higher value customers, allow for a simplified sales model and generate operating efficiencies, including in the headcount needed to operate certain areas of the business. The Company does not expect any negative impact on its ability to meet the evolving needs of its customers, its ability to grow revenue, or its capacity for innovation as a result of these actions.
These decisions, in combination with other cost-reduction measures, are intended to reduce operating expenses in support of the Company’s stated goal to achieve adjusted-EBITDA profitability by the end of 2023, as previously communicated. The Company currently estimates that it will incur one-time charges in the fourth quarter of 2022 of approximately $1 million to $2 million in connection with the workforce reductions, primarily for severance payments and related employee benefit costs. The Company expects that the implementation of the headcount reductions, including cash payments, will be substantially complete by the end of the fourth quarter of 2022.
The charges that the Company expects to incur are subject to a number of assumptions and actual expenses may differ materially from the estimates disclosed above. Expenses associated with the restructuring will be included in the Company’s GAAP results, but will be excluded from the Company’s non-GAAP results.
Forward-looking statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future, including statements related to our expectations of the benefits and future financial results of our membership model, statements regarding our financial outlook and future guidance, including statements regarding our expectations to achieve adjusted EBITDA profitability, statements regarding our efforts to reduce operating expenses, statements regarding the expected timing and impact of the workforce actions disclosed herein, and our expected costs related to the workforce actions disclosed herein, including but not limited to restructuring and related charges. Additionally, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “approximately,” “believes,” “contemplates,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “outlook,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “seeks,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements made herein relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.
There are a significant number of factors that could cause actual results to differ materially from statements made herein, including but not limited to, our limited operating history, which makes it difficult to predict our future financial and operating results; the possibility that we might not successfully implement the workforce reductions; unanticipated developments that may delay or increase the costs associated with our workforce reductions; any change in the number of employees being terminated as part of the workforce reduction; our history of net losses; risks associated with our shift to the Learning Membership model; risks associated with our intellectual property, including claims that we infringe on a third party’s intellectual property rights; risks associated with our classification of some individual and entities we contract with as independent contractors; risks associated with the liquidity and trading of the Company’s securities; risks associated with payments that we may be required to make under the tax receivable agreement; risks associated with the terms of our warrants; litigation, regulatory and reputational risks arising from the fact that many of our learners are minors; our lack of an effective control environment that meets our accounting and reporting requirements; changes in applicable laws or regulations; the possibility of cyber-related incidents and their related impacts on our business and results of operations; the possibility that COVID-19 may adversely affect our results of operations, financial position and cash flows; the possibility that we may be adversely affected by other economic, business and/or competitive factors; and risks associated with managing our rapid growth. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in our filings with the United States Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K filed on February 28, 2022 and our Quarterly Report on Form 10-Q filed on November 14, 2022, as well as other filings that we may make from time to time with the SEC.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document).
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nerdy Inc.
(Registrant)

Date: December 8, 2022	By:	/s/ Christopher C. Swenson
Name: Christopher C. Swenson
Title: Chief Legal Officer and Corporate Secretary

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